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Morgan Stanley Investment Management

InFocus	April 30, 2010

Important Update Regarding Performance History, Dividend Payment Dates for Certain Van Kampen, Morgan Stanley Funds
In October 2009, Van Kampen and Morgan Stanley retail asset management announced they had agreed to join forces with Invesco, one of the world’s premier investment-management firms.
This edition of In Focus is part of a series of communications we will issue in an effort to keep financial advisors and their clients informed of our progress in combining the Van Kampen, Morgan Stanley retail asset management, and Invesco product lines.
Specifically, this update includes important information regarding:
I.	Retention of performance history for certain Van Kampen and Morgan Stanley Funds.

II.	Revised monthly dividend payment date for certain open-end funds.

III.	Revised annual “spillover” distribution payment date for certain open-end funds.
Please refer to the corresponding sections for more information.
Section I: Important Update Regarding Performance History of Van Kampen, Morgan Stanley Funds
As we previously communicated, for each of the Van Kampen and Morgan Stanley funds listed below, Invesco has created a corresponding shell fund. Should (i) shareholders of the target funds listed below approve the reorganization into the corresponding Invesco shell fund, and (ii) the sale of substantially all of the Morgan Stanley retail asset management business (including Van Kampen) to Invesco close (the “Transaction”), the merger of assets is expected to occur on or about June 1, 2010.
Please note: While we had previously indicated that the performance history for certain funds may not carry over, Invesco has recently decided to retain the performance track record for all Van Kampen and Morgan Stanley funds transitioning to Invesco—including those funds where the portfolio manager(s) will not move to Invesco.
Table of Contents

Section I:
Important Update Regarding Performance History of Certain Funds	1

Section II:
VK, MS Adjust May 2010 Monthly Dividend Payment Date for Certain Funds	4

Section III:
Annual “Spillover” Distribution Payment Date Adjusted for Certain Funds.	7
FOR FINANCIAL PROFESSIONAL USE ONLY AND MAY NOT BE USED WITH THE GENERAL PUBLIC.
NOT FDIC INSURED       OFFER NO BANK GUARANTEE       MAY LOSE VALUE       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY       NOT A DEPOSIT

For your reference, the list below highlights those funds where the portfolio manager(s) will not move to Invesco but whose performance track records will carry over to Invesco.
Van Kampen Funds

Team Post-Merger
Van Kampen Fund	Symbols/Cusips		Invesco Fund	Symbols/Cusips		(Includes New
(Target Fund)	(Target Fund Only)		(Acquiring Fund)	(Acquiring Fund)		Investment Teams)

American Franchise Fund			Invesco Van Kampen American Franchise Fund

Class A	VAFAX	92114U855	Class A	VAFAX	00142J578	Lloyd, Amerman
Class B	VAFBX	92114U848	Class B	VAFBX	00142J560
Class C	VAFCX	92114U830	Class C	VAFCX	00142J552
Class I	VAFIX	92114U822	Class Y	VAFIX	00142J545

Asset Allocation Conservative Fund			Invesco Van Kampen Asset Allocation Conservative Fund

Class A	VACAX	92113A645	Class A	VACAX	00888W809	Wolle, Hixon,
Class B	VACBX	92113A637	Class B	VACBX	00888W882	Ahnrud, Devine,
Class C	VACCX	92113A629	Class C	VACCX	00888W874	Ulrich
Class I	VACIX	92113A611	Class Y	VACIX	00888W866

Asset Allocation Growth Fund			Invesco Van Kampen Asset Allocation Growth Fund

Class A	VKAAX	92113A553	Class A	VKAAX	00888W858	Wolle, Hixon,
Class B	VKABX	92113A546	Class B	VKABX	00888W841	Ahnrud, Devine,
Class C	VKACX	92113A538	Class C	VKACX	00888W833	Ulrich
Class I	VKAIX	92113A520	Class Y	VKAIX	00888W825

Asset Allocation Moderate Fund			Invesco Van Kampen Asset Allocation Moderate Fund

Class A	VAMAX	92113A595	Class A	VAMAX	00888W817	Wolle, Hixon,
Class B	VAMBX	92113A587	Class B	VAMBX	00888W791	Ahnrud, Devine,
Class C	VAMCX	92113A579	Class C	VAMCX	00888W783	Ulrich
Class I	VAMIX	92113A561	Class Y	VAMIX	00888W775

Capital Growth Fund			Invesco Van Kampen Capital Growth Fund

Class A	ACPAX	92113N100	Class A	ACPAX	00143M778	Lloyd, Amerman
Class B	ACPBX	92113N209	Class B	ACPBX	00143M760
Class C	ACPCX	92113N308	Class C	ACPCX	00143M752
Class I	ACPDX	92113N407	Class Y	ACPDX	00143M737
Class R	ACPRX	92113N506	Class R	ACPRX	00143M745
			Institutional	ACPJX	00143M729

Core Plus Fixed Income Fund			Invesco Van Kampen Core Plus Fixed Income Fund

Class A	VCPAX	921160107	Class A	VCPAX	001421809	Brien, Burge,
Class B	VCPBX	921160206	Class B	VCPBX	001421882	Calich, Ehret
Class C	VCPCX	921160305	Class C	VCPCX	001421874
Class I	VCPIX	921160404	Class Y	VCPIX	001421866

Corporate Bond Fund			Invesco Van Kampen Corporate Bond Fund

Class A	ACCBX	92112U105	Class A	ACCBX	001421858	Brien, Burge
Class B	ACCDX	92112U204	Class B	ACCDX	001421841
Class C	ACCEX	92112U303	Class C	ACCEX	001421833
Class I	ACCHX	92112U402	Class Y	ACCHX	001421825
			Institutional	ACCLX	001421817

Emerging Markets Fund			Invesco Van Kampen Emerging Markets Fund

Class A	MSRAX	921133872	Class A	MSRAX	00141V218	Cao, Endresen,
Class B	MSRBX	921133864	Class B	MSRBX	00141V192	Jason
Class C	MSRCX	921133856	Class C	MSRCX	00141V184
Class I	MSRIX	921133294	Class Y	MSRIX	00141V176
			Institutional	MSRJX	00141V168

Enterprise Fund[3]			Invesco Van Kampen Enterprise Fund

Class A	ACENX	92113C104	Class A	ACENX	00143M646	Lloyd, Amerman
Class B	ACEOX	92113C203	Class B	ACEOX	00143M638
Class C	ACEPX	92113C302	Class C	ACEPX	00143M620
Class I	ACEUX	92113C500	Class Y	ACEUX	00143M612

Global Bond Fund			Invesco Van Kampen Global Bond Fund

Class A	VGBAX	92117L605	Class A	VGBAX	00141V150	Matthews, Nash
Class B	VGBBX	92117L704	Class B	VGBBX	00141V143
Class C	VGBCX	92117L803	Class C	VGBCX	00141V135
Class I	VGBIX	92117L886	Class Y	VGBIX	00141V119
Class R	VGBRX	92117L878	Class R	VGBRX	00141V127

2	FOR FINANCIAL PROFESSIONAL USE ONLY AND MAY NOT BE USED WITH THE GENERAL PUBLIC.

						Team Post-Merger
Van Kampen Fund	Symbols/Cusips		Invesco Fund	Symbols/Cusips		(Includes New
(Target Fund)	(Target Fund Only)		(Acquiring Fund)	(Acquiring Fund)		Investment Teams)

Global Equity Allocation Fund			Invesco Van Kampen Global Equity Allocation Fund

Class A	MSGAX	921133815	Class A	MSGAX	00142R109	Granade, Baker,
Class B	MSGBX	921133799	Class B	MSGBX	00142R208	Davidson,
Class C	MSGCX	921133781	Class C	MSGCX	00142R307	McGowan, Singha
Class I	MSGDX	921133260	Class Y	MSGDX	00142R406

Global Franchise Fund			Invesco Van Kampen Global Franchise Fund

Class A	VGFAX	921133344	Class A	VGFAX	00142R505	Granade, Baker,
Class B	VGFBX	921133336	Class B	VGFBX	00142R604	Davidson,
Class C	VGFCX	921133328	Class C	VGFCX	00142R703	McGowan, Singha
Class I	VGFIX	921133252	Class Y	VGFIX	00142R802

Global Tactical Asset Allocation Fund			Invesco Van Kampen Global Tactical Asset Allocation			Fund

Class A	VGTAX	92117L100	Class A	VGTAX	00142R885	Wolle, Hixon,
Class B	VGTBX	92117L209	Class B	VGTBX	00142R877	Ahnrud, Devine,
Class C	VGTCX	92117L308	Class C	VGTCX	00142R869	Ulrich
Class I	VGTIX	92117L407	Class Y	VGTIX	00142R844
Class R	VGTRX	92117L506	Class R	VGTRX	00142R851
			Institutional	VGTJX	00142R836

Government Securities Fund			Invesco Van Kampen Government Securities Fund

Class A	ACGVX	92113F107	Class A	ACGVX	001421791	Dudley, Schneider
Class B	ACGTX	92113F206	Class B	ACGTX	001421783
Class C	ACGSX	92113F305	Class C	ACGSX	001421775
Class I	ACGUX	92113F404	Class Y	ACGUX	001421767
			Institutional	ACGWX	001421759

International Growth Fund			Invesco Van Kampen International Growth Fund

Class A	VIFAX	92114U814	Class A	VIFAX	00142R778	Olsson, Sides, Cao,
Class B	VIFBX	92114U798	Class B	VIFBX	00142R760	Dennis, Holzer
Class C	VIFCX	92114U780	Class C	VIFCX	00142R752
Class I	VIFIX	92114U772	Class Y	VIFIX	00142R737
Class R	VIFRX	92114U723	Class R	VIFRX	00142R745
			Institutional	VIFJX	00142R729

Leaders Fund			Invesco Van Kampen Leaders Fund

Class A	VLFAX	92113A736	Class A	VLFAX	00888W718	Wolle, Hixon,
Class B	VLFBX	92113A728	Class B	VLFBX	00888W692	Ahnrud, Devine,
Class C	VLFCX	92113A710	Class C	VLFCX	00888W684	Ulrich
Class I	VLFIX	92113A694	Class Y	VLFIX	00888W676

Limited Duration Fund			Invesco Van Kampen Limited Duration Fund

Class A	ACFMX	92113G105	Class A	ACFMX	001421684	Brien, Burge
Class B	ACFTX	92113G204	Class B	ACFTX	001421676
Class C	ACFWX	92113G303	Class C	ACFWX	001421668
Class I	ACFYX	92113G402	Class Y	ACFYX	001421650
			Institutional	ACFJX	001421643

Mid Cap Growth Fund			Invesco Van Kampen Mid Cap Growth Fund

Class A	VGRAX	92113A702	Class A	VGRAX	00143M596	Rasplicka, Lium
Class B	VGRBX	92113A801	Class B	VGRBX	00143M588
Class C	VGRCX	92113A884	Class C	VGRCX	00143M570
Class I	VGRDX	92113A769	Class Y	VGRDX	00143M554
Class R	VGRRX	92113A397	Class R	VGRRX	00143M562
			Institutional	VGRJX	00143M547

Real Estate Securities Fund			Invesco Van Kampen Real Estate Securities Fund

Class A	ACREX	92113P105	Class A	ACREX	00888W668	Rodriguez,
Class B	ACRBX	92113P204	Class B	ACRBX	00888W650	Blackburn, Curbo,
Class C	ACRCX	92113P303	Class C	ACRCX	00888W643	Trowbridge
Class I	ACRDX	92113P402	Class Y	ACRDX	00888W635
			Institutional	ACRJX	00888W627

U.S. Mortgage Fund			Invesco Van Kampen U.S. Mortgage Fund

Class A	VKMGX	921129102	Class A	VKMGX	00888W619	Dudley, Marshall
Class B	VUSBX	921129201	Class B	VUSBX	00888W593
Class C	VUSCX	921129300	Class C	VUSCX	00888W585
Class I	VUSIX	921129508	Class Y	VUSIX	00888W577
			Institutional	VUSJX	00888W569

FOR FINANCIAL PROFESSIONAL USE ONLY AND MAY NOT BE USED WITH THE GENERAL PUBLIC.	3

Morgan Stanley Funds

Team Post-Merger
Morgan Stanley Fund	Symbols/Cusips		Invesco Fund	Symbols/Cusips		(Includes New
(Target Fund)	(Target Fund Only)		(Acquiring Fund)	(Acquiring Fund)		Investment Teams)

Alternative Opportunities Fund			Invesco Alternative Opportunities Fund

Class A	MAOAX	61755X783	Class A	MAOAX	00141V671	Wolle, Hixon,
Class C	MAOCX	61755X775	Class C	MAOCX	00141V663	Ahnrud, Devine,
Class I	MAOIX	61755X767	Class Y	MAOIX	00141V655	Ulrich
Class R	MAORX	61755X759	Class R	MAORX	00141V648
Class W	MAOWX	61755X742	Class A	MAOAX	00141V671
			Institutional	MAOJX	00141V630

MSIF International Growth Equity Portfolio			Invesco International Growth Equity Fund

Class P	MNWBX	61744J242	Class A	MNWBX	00141V317	Olsson, Sides, Cao,
			Class B	MNBBX	00141V291	Dennis, Holzer
			Class C	MNWQX	00141V283
Class I	MNWAX	61744J259	Class Y	MNWAX	00141V275
Insurance Trusts

Team Post-Merger
Insurance Trusts	Symbols/Cusips		Invesco Fund	Symbols/Cusips		(Includes New
(Target Portfolio)	(Target Portfolio Only)		(Acquiring Fund)	(Acquiring Fund)		Investment Teams)

LIT Capital Growth Portfolio			Invesco Van Kampen V.I. Capital Growth Fund

Class I	92113L302		Series I	N/A	00888X799	Lloyd, Amerman
Class II	92113L823		Series II	N/A	00888X781

LIT Global Tactical Asset Allocation Portfolio			Invesco Van Kampen V.I. Global Tactical Asset Allocati			on Fund

Class I	92113L690		Series I	N/A	00888X732	Wolle, Hixon,
Class II	92113L682		Series II	N/A	00888X724	Ahnrud, Devine,
Ulrich

LIT Government Portfolio			Invesco Van Kampen V.I. Government Fund

Class I	92113L500		Series I	N/A	00888X682	Dudley, Schneider
Class II	92113L781		Series II	N/A	00888X674

LIT Mid Cap Growth Portfolio			Invesco Van Kampen V.I. Mid Cap Growth Fund

	92113L732		Series I	N/A	00888X591	Rasplicka, Lium
Class II			Series II	N/A	00888X583

UIF International Growth Equity			Invesco Van Kampen V.I. International Growth Equity Fund

	UIETX	91359U679	Series I	N/A	00888X625	Olsson, Sides, Cao,
Class II			Series II	N/A	00888X617	Dennis, Holzer
Section II: Van Kampen, Morgan Stanley Adjust May 2010 Monthly Dividend Payment Date for Certain Funds
Those Van Kampen and Morgan Stanley funds that pay a monthly dividend typically do so on the last business day of the month. However, for those funds listed below, the May 2010 dividend payment date will occur one business day earlier on Thursday, May 27, 2010.
The funds listed below are among approximately 90 Van Kampen and Morgan Stanley open-end funds for which there are merger proposals pending. Should shareholders approve the proposed mergers, and should the transaction close, we anticipate the merger of assets will occur on or about June 1, 2010.
Therefore, given this anticipated merger date and the Memorial Day holiday, the May 2010 dividend payment date for the funds listed below will occur on May 27, 2010.
Please note: Investors who hold shares in the Van Kampen funds listed below, which accrue dividends daily, may notice a slight fluctuation in their May 2010 dividend. The daily accrual for the remaining days in May (May 28-31) will be reflected in the June 2010 dividend pay out.

4	FOR FINANCIAL PROFESSIONAL USE ONLY AND MAY NOT BE USED WITH THE GENERAL PUBLIC.

Revised Monthly Dividend Payment Date: May 27, 20101
Van Kampen Funds

Van Kampen Fund	Symbols/Cusips

California Insured Tax Free Fund

Class A	VKCIX	921125100
Class B	VCIBX	921125209
Class C	VCICX	921125308
Class I	VCIIX	921125506

Core Plus Fixed Income Fund

Class A	VCPAX	921160107
Class B	VCPBX	921160206
Class C	VCPCX	921160305
Class I	VCPIX	921160404

Corporate Bond

Class A	ACCBX	92112U105
Class B	ACCDX	92112U204
Class C	ACCEX	92112U303
Class I	ACCHX	92112U402

Equity Premium Income

Class A	VEPAX	92114U764
Class B	VEPBX	92114U756
Class C	VEPCX	92114U749
Class I	VEPIX	92114U731

Global Bond Fund

Class A	VGBAX	92117L605
Class B	VGBBX	92117L704
Class C	VGBCX	92117L803
Class I	VGBIX	92117L886
Class R	VGBRX	92117L878

Government Securities

Class A	ACGVX	92113F107
Class B	ACGTX	92113F206
Class C	ACGSX	92113F305
Class I	ACGUX	92113F404

High Yield Fund

Class A	ACHYX	92113K106
Class B	ACHZX	92113K205
Class C	ACHWX	92113K304
Class I	ACHVX	92113K403

High Yield Municipal Fund

Class A	ACTHX	92113R101
Class B	ACTGX	92113R200
Class C	ACTFX	92113R309
Class I	ACTDX	92113R705

In Retirement Strategy Fund

Class A	VIRAX	92117J105
Class B	VIRCX	92117J204
Class I	VIRIX	92117J303
Class R	VIRRX	92117J402

Insured Tax Free Income

Class A	VKMTX	921127106
Class B	VMTBX	921127205
Class C	VMTCX	921127304
Class I	VMTIX	921127502

[1]	Funds listed in bold have pending merger proposals, subject to shareholder approval and transaction close. All other funds remain at Morgan Stanley Investment Management.

FOR FINANCIAL PROFESSIONAL USE ONLY AND MAY NOT BE USED WITH THE GENERAL PUBLIC.	5

Van Kampen Fund	Symbols/Cusips

Intermediate Term Muni Income

Class A	VKLMX	920940301
Class B	VKLBX	920940400
Class C	VKLCX	920940509
Class I	VKLIX	920940681

Limited Duration Fund

Class A	ACFMX	92113G105
Class B	ACFTX	92113G204
Class C	ACFWX	92113G303
Class I	ACFYX	92113G402

Money Market

Class A	ACZXX	92113Q103
Class B	ACYXX	92113Q202
Class C	ACXXX	92113Q301

Municipal Income Fund

Class A	VKMMX	920917101
Class B	VMIBX	920917200
Class C	VMICX	920917309
Class I	VMIIX	920917507

New York Tax Free Income

Class A	VNYAX	920940889
Class B	VBNYX	920940871
Class C	VNYCX	920940863

Pennsylvania Tax Free Income

Class A	VKMPX	920902103
Class B	VKPAX	920902202
Class C	VKPCX	920902301

Senior Loan

Class A	VSLAX	920914306
Class B	VSLBX	920914405
Class C	VSLCX	920914504
Class IB2	XPRTX	920914108
Class IC2	XSLCX	920914207

Tax Free Money

Class A	VTFXX	920906104

U.S. Mortgage

Class A	VKMGX	921129102
Class B	VUSBX	921129201
Class C	VUSCX	921129300
Class I	VUSIX	921129508

Morgan Stanley Funds

Morgan Stanley Fund	Symbols/Cusips

Flexible Income Trust

Class A	DINAX	616961108
Class B	DINBX	616961207
Class C	DINCX	616961306
Class I	DINDX	616961405

High Yield Securities

Class A	HYLAX	616964102
Class B	HYLBX	616964201
Class C	HYLCX	616964300
Class I	HYLDX	616964409

[2]	Class IB and Class IC shares are not continuously offered

6	FOR FINANCIAL PROFESSIONAL USE ONLY AND MAY NOT BE USED WITH THE GENERAL PUBLIC.

Section III: Annual Spillover Distribution Payment Date Adjusted for Certain Funds
Certain funds that have traditionally paid an annual spillover distribution on the last business day of June will pay it on May 27, 2010. For the most part, these funds include funds that are part of the Transaction. However, with respect to the Insurance Trusts, we have decided to pay the early spillover distribution for all portfolios for the administrative ease of our insurance company clients. Those portfolios that are part of the Transaction are shown in bold typeface below.
Revised Annual Divided Payment Date: May 27, 20101
Morgan Stanley Fund

Morgan Stanley Fund	Symbols/Cusips

Dividend Growth Securities[3]

Class A	DIVAX	616938106
Class B	DIVBX	616938205
Class C	DIVCX	616938304
Class I	DIVDX	616938403

MSIF International Growth Equity

Class I	MNWAX	61744J259
Class P	MNWBX	61744J242

Insurance Trusts

Insurance Trust Portfolios	Symbols/Cusips

Universal Institutional Fund (UIF) — Capital Growth

Class I	UEGIX	91359U810
Class II	UEGTX	91359U869

UIF Core Plus Fixed Income

Class I	UFIPX	91359U711
Class II	UCFIX	91359U406

UIF Emerging Markets Debt

Class I	UEMDX	91359U786
Class II	UEDBX	91359U505

UIF Emerging Markets Equity

Class I	UEMEX	91359U836
Class II	UEMBX	91359U802

UIF Equity and Income

Class II	UEIIX	91359U885

UIF Global Franchise

Class II	UGIIX	91359U877

UIF Global Real Estate

Class II	UGETX	91359U687

UIF Global Value Equity

Class I	UGEPX	91359U778

UIF High Yield

Class I	UHYPX	91359U729

UIF International Magnum

Class I	UIMPX	91359U760

UIF Intl Growth Equity

Class II	UIETX	91359U679

UIF U.S. Mid Cap Value

Class I	UMCVX	91359U752
Class II	UMCCX	91359U307

UIF U.S. Real Estate

Class I	UUSRX	91359U794
Class II	USRBX	91359U208

UIF Value

Class I	UVAPX	91359U737

[3]	The May 2010 dividend paid for Morgan Stanley Dividend Growth Securities will represent capital gains. The fund will pay its regularly scheduled quarterly dividend in June 2010.

FOR FINANCIAL PROFESSIONAL USE ONLY AND MAY NOT BE USED WITH THE GENERAL PUBLIC.	7

Insurance Trusts

Insurance Trust Portfolios	Cusips

Select Dimensions Investment Series (SD) — Balanced Portfolio

Class X	61747X305
Class Y	61747X404

SD — Capital Growth

Class X	61747X826
Class Y	61747X818

SD — Capital Opportunities

Class X	61747X503
Class Y	61747X602

SD — Dividend Growth Portfolio

Class X	61747X867
Class Y	61747X859

SD — Equally Weighted S&P 500 Index Portfolio

Class X	61747X750
Class Y	61747X743

SD — Flexible Income Portfolio

Class X	61747X883
Class Y	61747X875

SD — Focus Growth Portfolio

Class X	61747X107
Class Y	61747X206

SD — Global Infrastructure Portfolio

Class X	61747X776
Class Y	61747X768

SD — Mid-Cap Growth Portfolio

Class X	61747X701
Class Y	61747X800

Variable Investment Series (VIS) — Aggressive Equity

Class X	61748Q101
Class Y	61748Q200

VIS — Capital Opportunities Portfolio

Class X	61748Q705
Class Y	61748Q804

VIS — Dividend Growth Portfolio

Class X	61748Q309
Class Y	61748Q408

VIS — European Equity Portfolio

Class X	61748Q507
Class Y	61748Q606

VIS — Global Dividend Growth Portfolio

Class X	61748Q861
Class Y	61748Q853

VIS — Global Infrastructure Portfolio

Class X	61748Q689
Class Y	61748Q671

VIS — High Yield Portfolio

Class X	61748Q846
Class Y	61748Q838

VIS — Income Builder Portfolio

Class X	61748Q820
Class Y	61748Q812

VIS — Income Plus Portfolio

Class X	61748Q796
Class Y	61748Q788

8	FOR FINANCIAL PROFESSIONAL USE ONLY AND MAY NOT BE USED WITH THE GENERAL PUBLIC.

Insurance Trust Portfolios	Cusips

VIS — Limited Duration Portfolio

Class X	61748Q754
Class Y	61748Q747

VIS — S&P 500 Index Portfolio

Class X	61748Q663
Class Y	61748Q655

VIS — Strategist Portfolio

Class X	61748Q713
Class Y	61748Q697

Van Kampen Funds Inc. is the distributor for the Van Kampen funds and the Life Investment Trusts. Morgan Stanley Distributors Inc. is the distributor for the Morgan Stanley Investment Adviser Funds and the Morgan Stanley Select Dimensions Investment Series. Morgan Stanley Distribution, Inc. is the distributor for Morgan Stanley Institutional Funds Inc., Morgan Stanley Institutional Fund Trust and Universal Institutional Funds. Invesco Aim Distributors, Inc. is Invesco Ltd.’s U.S. distributor for retail mutual funds, exchange-traded funds and institutional money market funds.
FOR FINANCIAL PROFESSIONAL USE ONLY AND MAY NOT BE USED WITH THE GENERAL PUBLIC.
Please ask your clients to consider the investment objectives, risks, charges and expenses of the fund carefully before investing. The prospectus and, if available, the summary prospectus contain this and other information about the fund and can be obtained by contacting you, the financial professional, or by downloading one at vankampen.com or morganstanley.com/im, as applicable. Encourage them to read the prospectus and/or summary prospectus carefully before investing.

Morgan Stanley Investment Management